Filed under Rule 497(e)

Registration No. 811-7238

SUNAMERICA SERIES TRUST

Supplement to the Statement of

Additional Information dated May 1, 2013

Effective immediately, the third bullet point under the heading “Supplemental Information Concerning High-Yield, High-Risk Bonds and Securities Ratings” is replaced in its entirety with the following:

•	All securities purchased by the Global Bond Portfolio will be rated, at the time of purchase, at least BBB- by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, will be determined by the Adviser or Subadviser to be of comparable quality. However, at least 10% of the Portfolio’s total assets will be invested in securities having a rating from a NRSRO of AAA or Aaa at the time of purchase (as long as the overall credit quality of the Portfolio does not fall below a rating of A). In addition, the Portfolio may invest in a maximum of 10% of assets in securities rated below investment grade, which would include corporate high yield, emerging market debt and other securities. Unrated securities will be determined by the Adviser or Subadviser to be of comparable quality. The debt securities in which the Portfolio will invest may have fixed, variable or floating interest rates. If a security satisfies the Portfolio’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Portfolio will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Portfolio to be lower than that stated in the applicable Prospectus(es). Furthermore, during this period, the Subadviser will only buy securities at or above the Portfolio’s average rating requirement.

Please retain this supplement for future reference.

Date: October 30, 2013